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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 15, 1998

                     DIPLOMAT DIRECT MARKETING CORPORATION
            (Exact name of registrant as specified in its charter)

                             DIPLOMAT CORPORATION
                          (Former name or registrant)

DELAWARE                             0-22432                        13-3727399
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)


                              25 KAY FRIES DRIVE
                             STONY POINT, NY 10980
         (Address of principal executive offices, including zip code)

                                (914) 786-5552
             (Registrant's telephone number, including area code)

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  (a) On July 15, 1998, Diplomat Direct Marketing Corporation (the "Registrant") appointed the accounting firm of BDO Seidman, LLP of New York, New York, as principal independent accountants for fiscal year ended September 30, 1997 to replace Feldman Sherb Ehrlich & Co., P.C. (formerly known as Feldman Radin & Co., P.C.), who were dismissed as principal independent accountants effective with such appointment. Feldman Sherb Ehrlich & Co., P.C. will continue to perform certain accounting services for the registrant.

                  (b) During the two most recent fiscal years and interim period subsequent through July 15, 1998, there have been no disagreements with Feldman Sherb Ehrlich & Co., P.C. on any


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matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events.

                  (c) Feldman Sherb Ehrlich & Co., P.C. report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (d) The Registrant has provided Feldman Sherb Ehrlich & Co., P.C. with a copy of this disclosure, and requested that Feldman Sherb Ehrlich & Co., P.C. furnish a letter to the Commission stating whether it agrees with the above statements. (A copy of that letter is filed as Exhibit 16 to this Form 8-K).

Item 7            FINANCIAL STATEMENTS AND EXHIBITS

(a), (b)          Financial Statements - None.

(c)               Exhibits

                  16. Letter from Feldman Sherb Ehrlich & Co., P.C. dated July 21, 1998

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 1998


                                                  DIPLOMAT DIRECT MARKETING
                                                   CORPORATION


                                                  By: /s/ Jonathan Rosenberg
                                                      -----------------------
                                                      Jonathan Rosenberg
                                                      Chief Executive Officer


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                                 EXHIBIT INDEX

No.      Exhibit
16       Letter from Feldman Sherb Ehrlich & Co., P.C. dated July 21, 1998